SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

                        Date of Report: November 18, 2004
                        (Date of earliest event reported)

                           XECHEM INTERNATIONAL, INC.

             (Exact name of registrant as specified in the charter)

           Delaware                       0-23788                32-3284403
(State or other jurisdiction of    (Commission File No.)       (IRS Employer
        incorporation)                                       Identification No.)


                    100 Jersey Avenue, Building B, Suite 310
                      New Brunswick, New Jersey 08901-3279

                    (Address of Principal Executive Offices)

                           (732) 247-3300 Registrant's
                      telephone number including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

                           --------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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      Xechem Internationl, Inc. (the "Company") is filing this Current Report on
Form 8-K/A in order to amend its Current Report on Form 8-K filed November 24, 2004 (SEC File No. 000-23788) to provide clarification regarding non-reliance on previously issued financial statements and to specify that this is an Item 4.02 filing matter. The Company acknowledges: that the Company is responsible for the adequacy and accuracy of the disclosure in the filings; that Securities and Exchange Commission staff comments or changes to disclosure in response to staff comments in the filings reviewed by the staff do not foreclose the Securities and Exchange Commission from taking any action with respect to the filings; and, that the Company may not assert staff comments as a defense in any proceeding initiated by the Securities and Exchange Commission or any person under the federal securities laws of the United States.

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REPORT.

      On November 18, 2004, WithumSmith+Brown, P.C. (WSB), the Company's former independent certified public accountants sent the Company and Moore Stephens, P.C. the Company's current certified public accountants, a notice informing them that $15,733,000 of deferred financing costs and additional paid in capital and $1,330,000 of deferred consulting charge and additional paid in capital may have been improperly capitalized in 2003. These charges are non-cash in nature and any resulting restatements will not effect the companies cash position. The Company is in process of evaluating the accounting treatment and potential effect of the transactions which may necessitate a restatement of the financial statements for the Company for the year ended December 31, 2003 and the quarters ended March 31, and June 30 , 2004, which should not be relied upon until they are restated to adjust for the foregoing.

      The Company's CEO, Chief Financial Officer and Chairman of the Board and the audit committee have discussed the matters disclosed in this Form 8-K/A with WSB and Moore Stephens, P.C. The Company has requested that Moore Stephens, P.C. furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made in this Form 8-K/A and if not, the respects in which it does not agree, which letter is attached hereto as
Exhibit 7.1, and incorporated herein by reference.

ITEM 9.01. EXHIBITS.

      (c)   Exhibits

      Exhibit 7.1 - Correspondence from Moore Stephens, P.C. regarding non-reliance upon a previously issued audit report or completed interim review.

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SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 21, 2004

                                             XECHEM INTERNATIONAL, INC.

                                             By: /s/ Ramesh C. Pandey Ph.D.
                                                 --------------------------
                                                 Ramesh C. Pandey, Ph.D.,
                                                 Chief Executive Officer

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